                                                                   Exhibit 10.3

                                         [***] TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED

                                FOURTH AMENDMENT

                                       TO

                        INDENTURE AND SERVICING AGREEMENT

                    (Floating Rate Midland Receivables-Backed
                     Variable Funding Notes, Series 1999-A)

             --------------------------------------------------------

                        MIDLAND FUNDING 98-A CORPORATION,
                                    as Issuer

                                       and

                        MIDLAND CREDIT MANAGEMENT, INC.,
                                   as Servicer

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                         as Trustee and Backup Servicer

                                       and

                          RADIAN ASSET ASSURANCE INC.,
                                 as Note Insurer

                                       and

             BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK BRANCH,
                                       and
                            WAREHOUSE LINE , L.L.C.,
                                 as Noteholders

                         Dated as of September 30, 2002

            --------------------------------------------------------

[***]   Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange
        Commission.

                                FOURTH AMENDMENT
                                       TO
                        INDENTURE AND SERVICING AGREEMENT
                    (Floating Rate Midland Receivables-Backed
                     Variable Funding Notes, Series 1999-A)

         This Fourth Amendment to Indenture and Servicing Agreement, dated as of
September 30, 2002 (this "Fourth Amendment"), is executed by and among Midland
Funding 98-A Corporation, as issuer (the "Issuer"), Wells Fargo Bank Minnesota,
National Association (formerly known as Norwest Bank Minnesota, National
Association), as trustee (in such capacity, the "Trustee"), and as backup
Servicer (in such capacity, the "Backup Servicer"), Midland Credit Management,
Inc., as servicer (the "Servicer"), Radian Asset Assurance Inc. (formerly known as Asset Guaranty Insurance Company), as note insurer (the "Note Insurer") and
Banco Santander Central Hispano, S.A., New York Branch and Warehouse Line,
L.L.C., as noteholders (collectively, the "Noteholders"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture and Servicing Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Issuer, the Trustee, the Backup Servicer, the Servicer and
the Note Insurer are parties to an Indenture and Servicing Agreement dated as of
March 31, 1999 (the "Original Indenture"), as amended by the First Amendment to
Indenture and Servicing Agreement dated as of June 17, 1999 (the "First
Amendment"), the Second Amendment to Indenture and Servicing Agreement dated as of January 31, 2000 (the "Second Amendment"), and the Third Amendment to the
Indenture and Servicing Agreement dated as of September 22, 2000 (the "Third
Amendment", and together with the Original Indenture, the First Amendment and the Second Amendment, collectively, the "Indenture and Servicing Agreement")
relating to the Floating Rate Midland Receivables-Backed Variable Funding Notes,
Series 1999-A;

         WHEREAS, the Issuer, the Servicer, the Trustee, the Backup Servicer,
the Note Insurer and the Noteholders desire to make certain amendments to the
Indenture and Servicing Agreement;

         WHEREAS, the Noteholders are the only holders of the Notes issued by the Issuer pursuant to the Indenture and Servicing Agreement on the date hereof;
and

         WHEREAS, Section 12.01 of the Indenture and Servicing Agreement permits amendment of the Indenture and Servicing Agreement on the terms and subject to the conditions provided therein.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein:

                                   ARTICLE I
                                   AMENDMENTS

SECTION  1. Amendments to Indenture and Servicing Agreement.  Subject to the
terms and conditions set forth herein, the Indenture and Servicing Agreement is amended, as of the Amendment Effective Date, as follows:

(a)      Each reference to "Norwest Bank Minnesota, National Association" in the
         Indenture and Servicing Agreement shall be read and
         construed as a reference to "Wells Fargo Bank Minnesota,
         National Association".

(b)      Each reference to "Asset Guaranty Insurance Company" in the Indenture
         and Servicing Agreement shall be read and construed as a reference to
         "Radian Asset Assurance Inc.".

(c)      Each reference to "Ernst & Young LLP" in the Indenture and Servicing
         Agreement shall be read and construed as a reference to "BDO Seidman,
         LLP Accountants and Consultants".

(d)      Section 1.01 is amended as follows:

        (i)   The  definition  of  "Liquidity"  is  deleted  in its  entirety.

        (ii)  The definition of "Net  Proceeds" is amended by:

             (A) deleting the last sentence thereof in its entirety; and

             (B) adding the following proviso immediately prior to the end of the first sentence thereof:

                           "; provided, however, that no proceeds from the sale
                           of accounts pursuant to Section 3.13(b), Net Seller
                           Recoveries or, unless specifically provided in the
                           definition of Servicing Fee, Capital One Net Proceeds
                           shall be considered Net Proceeds for purposes of
                           computing the Servicing Fee.".

        (iii) The definition of "Permitted Third Party" is amended by deleting the phrase "; and (iii)" and replacing it with the following phrase:

                           ", (iii) solely with respect to, and for the original
                           term of, the Approved Capital One Program, Capital
                           One and (iv)".

        (iv) The definition of "Servicing Fee" is amended by:
             (A) deleting the phrase "or (B)" from the first sentence thereof and replacing it with the following phrase:

                                    ", (B) Capital One Net Proceeds or (C)";

             (B) deleting the word "and" from the first sentence thereof; and

(C)     inserting the following clause immediately prior to the end of the first sentence thereof:

                            " and (iii) (A) in respect of any related time
                            period occurring (1) after the aggregate of all
                            Combined Capital One Net Proceeds collected,
                            received or otherwise recovered shall exceed the
                            Combined Capital One Initial Specified Amount and
                            (2) before the aggregate of all Combined Capital One
                            Proceeds collected, received or otherwise  recovered
                            shall exceed the Combined Capital One Subsequent
                            Specified Amount, [***]% of all 99-A Capital One Net
                            Proceeds collected, received or otherwise recovered
                            during such related time period and (B) in respect
                            of any related time period occurring after the
                            aggregate of all Combined Capital One Proceeds
                            collected, received or otherwise  recovered shall
                            exceed the Combined Capital One Subsequent Specified
                            Amount, [***]% of all 99-A Capital One Net Proceeds
                            collected, received or otherwise recovered during
                            such related time period.".

        (v)  The definition of "Third-Party Costs" is amended by inserting the following phrase, immediately after the phrase "Permitted
             Third Party":

                           ", other than Capital One,".

       (vi) The following defined terms are incorporated therein, in appropriate alphabetical order:

                           "'Approved Capital One Program' means the program
                           entered and performed by the Servicer and Capital One
                           pursuant to and in accordance with the Capital One
                           Balance Transfer Agreement."

                           "'Capital One' means Capital One Bank, a Virginia
                           banking corporation."

                           "'Capital One Balance Transfer Agreement' means the
                           Credit Card Balance Transfer Program Agreement dated
                           July 31, 2002 entered into between the Servicer and
                           Capital One, solely in respect of the Specified
                           Receivables, substantially in the form attached
                           hereto as Exhibit B, without giving effect to any
                           amendment, supplement, restatement, waiver or
                           modification thereof or thereto unless consented to
                           by the Controlling Party."

                           "'Capital One Balance Transfer Agreement Termination
                           Date' means April 30, 2003, unless otherwise agreed
                           in writing by the Controlling Party."

                           "'Capital One Subsequent Specified Amount' has the
                           meaning set forth on Exhibit C attached hereto."

                           "'Capital One Up-Front Payment Amount' has the
                           meaning set forth on Exhibit C attached hereto."

[***]   Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange
        Commission.

                           "'Combined Capital One Initial Specified Amount' has
                           the meaning set forth on Exhibit C attached hereto."

                           "'Combined Capital One Net Proceeds' means the
                           portion of Net Proceeds collected received or
                           otherwise recovered on or with respect to a Specified
                           Receivable or from or for the account of the related
                           Obligor on such Specified Receivable pursuant to the
                           Approved Capital One Program."

                           "'99-A Capital One Net Proceeds' means the portion of
                           Net Proceeds collected received or otherwise
                           recovered on or with respect to a Specified 99-A
                           Receivable or from or for the account of the related
                           Obligor on such Specified 99-A Receivable pursuant to
                           the Approved Capital One Program including, for the
                           avoidance of doubt, the Capital One Up-Front Payment
                           Amount."

                           "'99-1 Receivables' shall have the meaning given to
                           the term "Receivables" in the 99-1 Indenture."

                           "'Second Amendment to 99-1 Indenture' means the
                           Second Amendment to Indenture and Servicing Agreement
                           dated as of September 30, 2002 among Midland Funding
                           99-1 Corporation, the Trustee, the Backup Servicer,
                           the Servicer and the Note Insurer, without giving
                           effect to any amendment, supplement, restatement,
                           waiver or modification thereof or thereto unless
                           consented to by the Controlling Party."

                           "'Semi-Annual Determination Date' means the last day
                           of each December and June, commencing on December 31,
                           2002."

                           "'Servicing Period' means the period from the
                           Amendment Effective Date to the Capital One Balance
                           Transfer Agreement Termination Date and thereafter
                           the following periods:

                                    May 1, 2003 through October 31, 2003

                                    November 1, 2003 through April 30, 2004

                                    May 1, 2004 through October 31, 2004

                                    November 1, 2004 through April 30, 2005

                                    May 1, 2005 through September 15, 2005."

                           "'Specified Receivables' means the Specified 99-A
                           Receivables and the Specified 99-1 Receivables,
                           collectively."

                           "'Specified 99-A Receivables' means the Receivables
                           identified by pool identification number and
                           outstanding balance in a computer tape delivered to
                           the Note Insurer on the date of this Fourth
                           Amendment."

                           "'Specified 99-1 Receivables' means the 99-1
                           Receivables identified by pool identification number
                           and outstanding balance in a computer tape delivered
                           to the Note Insurer on the date of the Second
                           Amendment to 99-1 Indenture."

(e)     Section 3.03 is amended by adding the following paragraphs (e), (f), (g)
        and (h), immediately after Section 3.03(d):

                  "(e) Exercise of Rights Under the Capital One Balance Transfer
                  Agreement. The Servicer hereby covenants to exercise its
                  rights under the Capital One Balance Transfer Agreement and take such other action in connection with the Approved Capital
                  One Program and the Receivables subject thereto as may be
                  reasonably requested by the Trustee or as the Servicer itself reasonably determines may be appropriate or desirable, taking into account the associated costs, to maximize the collection of amounts payable in respect of the Specified Receivables thereunder and otherwise protect the rights and interests of the Noteholders, the Note Insurer and the Trustee in the
                  Specified Receivables."

                  (f) Receivables Subject to the Capital One Balance Transfer
                  Agreement. No Receivables other than the Specified Receivables shall be or become subject to the Capital One Balance Transfer
                  Agreement without the prior written consent of the Controlling
                  Party.

                  (g) Proceeds in Respect of Specified 99-A Receivables. All
                  proceeds collected, received or recovered in respect of any
                  Specified 99-A Receivable and all other amounts received
                  pursuant to the Capital One Balance Transfer Agreement shall be remitted by the Servicer to the Collection Account on the
                  Business Day immediately following the collection, receipt or recovery by the Servicer of such proceeds and/or other
                  amounts.

                  (h) Bookkeeping and Reporting in Respect of Specified 99-A
                  Receivables.

                           (i) The Servicer shall maintain such accurate and
                           complete books, accounts and records as shall enable
                           the Servicer, the Trustee and the Note Insurer to (A)
                           identify and segregate the Specified 99-A Receivables
                           and all proceeds, collections and recoveries in
                           respect thereof from any other receivables or
                           proceeds, collections or recoveries in respect of
                           other receivables and from any assets of the Servicer
                           and (B) otherwise comply with this Fourth Amendment
                           and the Indenture and Servicing Agreement.

                           (ii) On or before 11:00 a.m. New York, New York time
                           on each Tuesday commencing November 19, 2002 during
                           the term of the Capital One Balance Transfer
                           Agreement, the Servicer shall deliver to the Trustee
                           and to the Note Insurer a weekly report in respect of
                           the immediately preceding week executed by a
                           Responsible Officer of the Servicer substantially in
                           the form attached hereto as Exhibit 3.03(h) (the
                           "Capital One Weekly Servicing Report").

             (iii)         The Servicer shall deliver to the Note Insurer and
                           the Trustee, promptly after having obtained knowledge
                           thereof, but in no event later than two (2) Business
                           Days thereafter, an Officer's Certificate specifying
                           the nature and status of any default, breach, or
                           other occurrence under or in connection with the
                           Capital One Balance Transfer Agreement which could
                           reasonably be expected to have a material adverse
                           effect on the rights or interests of the Note
                           Insurer, any Noteholder or the Trustee.

             (iv)          The Servicer shall deliver to the Note Insurer within
                           thirty (30) days after the Capital One Balance
                           Transfer Agreement Termination Date, a computer tape
                           identifying by pool identification number and
                           outstanding balance the Specified 99-A Receivables
                           which remain subject to the Indenture and Servicing
                           Agreement.".

(f)     Exhibit 3.03(h) attached hereto is hereby attached to and made a part of the Indenture and Servicing Agreement.

(g)     Section 3.08 is amended by inserting the following phrase in the second sentence thereof, immediately after the existing phrase "the reporting period shall be each subsequent calendar quarter commencing
        September 30, 1999":

             ", through December 31, 2001, and thereafter the reporting  period shall be each subsequent six-month period,".

 (h)    Section 3.09 is amended by (i) deleting the heading of such section in its entirety and replacing it with the following:"Semi-Annual Servicer's
        Compliance Report", and (ii) deleting the phrase "within thirty days after the end of each calendar quarter of each year, beginning with the calendar quarter ending in June of 1999, a report concerning the activities of the Servicer during the preceding calendar quarter" from the first sentence thereof and replacing it with the following:

                  "on the dates set forth in the table below, a report
                  concerning the activities of the Servicer during the period set forth in the table below:

               Reporting Date                        Reporting Period

             September 30, 2002          January 1, 2002 through June 30, 2002

             March 31, 2003              July 1, 2002 through December 31, 2002

             September 30, 2003          January 1, 2003 through June 30, 2003

             March 31, 2004              July 1, 2003 through December 31, 2003

             September 30, 2004          January 1, 2004 through June 30, 2004

             March 31, 2005              July 1, 2004 through December, 2004

             September 15, 2005          January 1, 2005 through June 30, 2005".

(i)               Section 3.13(b) is amended by:

        (i)       deleting the reference to "Exhibit 3.13(b)" from the second sentence thereof and replacing it with a reference to "Exhibit
                  3.13(b)(i)"; and

        (ii)      adding the following sentence, immediately prior to the last sentence thereof:

                           "The Servicer shall deliver to the Controlling Party
                           no later than five (5) Business Days following the
                           date of such sale, an Officer's Certificate in the
                           form of Exhibit 3.13(b)(ii).".

(j) Exhibit 3.13(b) is amended by:

        (i) deleting the heading thereto in its entirety and replacing it with the heading "Exhibit 3.13(b)(i)"; and

        (ii) adding the following paragraph, immediately after paragraph 8:

                           "9. Attached as Exhibit E hereto is a revised pay-off
                           forecast for the Notes (calculated assuming the sale
                           of the Sale Receivables at the price and on the date
                           stated herein).".

(k)      Exhibit 3.13(b)(ii) attached to this Fourth Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

(l)      Section 3.13 is amended by adding the following paragraph (c)
         immediately after Section 3.13(b):

                  "(c) The Servicer may purchase Receivables in arm's length transactions pursuant to a sale agreement in the form attached hereto as Exhibit 3.13(c)(i) and solely for the purpose of facilitating a contemporaneous sale of such Receivables that complies with the requirements of Section 8.07(c) and the
                  first and last sentences of Section 3.13(b) of the Indenture and Servicing Agreement, upon receipt of the prior written consent from the Controlling Party; provided, that in respect of each such sale of Receivables to the Servicer (each such sale, a "Specified Sale" and the Receivables sold pursuant to a Specified Sale, the "Specified Sale Receivables") the
                  Servicer shall sell all of the related Specified Sale
                  Receivables (i) within one (1) Business Day of such Specified
                  Sale, (ii) in compliance with the requirements of Section
                  8.07(c) and the first and last sentences of Section 3.13(b) of the Indenture, and (iii) for an amount equal to that which the
                  Servicer paid for such Specified Sale Receivables. The
                  Servicer shall deliver to the Controlling Party no later than five (5) Business Days preceding the date of such proposed
                  Specified Sale, an Officer's Certificate in the form of
                  Exhibit 3.13(c)(ii). The Controlling Party shall within five
                  (5) Business Days of receipt of the foregoing notice advise the Servicer and the Trustee of its consent or withholding of consent to the proposed Specified Sale. The Servicer shall deliver to the Controlling Party no later than five (5)
                  Business Days following the date of such Specified Sale, an
                  Officer's Certificate in the form of Exhibit 3.13(c)(iii). The
                  Net Proceeds of all Specified Sales must be in immediately available funds.".

(m)     Exhibits 3.13(c)(i), 3.13(c)(ii) and 3.13(c)(iii) attached to this
        Fourth Amendment are hereby attached to and made a part of the
        Indenture and Servicing Agreement.

(n)     Section 4.04(b)(xii)(D) is amended by inserting the following phrase, immediately after to the phrase "to the Issuer":

             ", unless otherwise provided under Section 12.12".

(o)     Section 4.05(b)(y) is amended by inserting the following phrase, immediately after the phrase "released from the lien of the Trust
        Estate and paid to the Issuer":

                  ", unless otherwise provided under Section 12.12".

(p)     Section 4.05(d) is deleted in its entirety and replaced with the following paragraph:

                  "(d) In addition to the remittances by the Trustee on each
                  Payment Date from the Reserve Account described in Section
                  4.05(b) above, the Trustee shall, on each Payment Date,
                  withdraw from the Reserve Account, and remit to the
                  Noteholders, pro-rata, based on their respective Note
                  Balances, the amount by which the amount on deposit in the
                  Reserve Account exceeds the Required Reserve Amount (after giving effect to (i) all amounts deposited in the Reserve
                  Account from other sources on or before such Payment Date and
                  (ii) all distributions otherwise required to be made from the
                  Reserve Accounts or the Note Payment Account on such Payment
                  Date in accordance herewith), which remittance shall be
                  applied, ratably, in reduction of the then outstanding Note
                  Balance.".

(q)      The Third Amendment provided for the addition to the Indenture and
         Servicing Agreement of two sections designated as Section 8.07(p), both of which are deleted in their entirety and replaced with the following paragraph:

                  "(p) Outside Parties. The Servicer will not engage any outside parties for the collection or servicing of Receivables
                  (including, without limitation, any activities in respect of
                  Receivables of the nature described in the Capital One Balance
                  Transfer Agreement) on any basis except Permitted Third
                  Parties.".

(r)     Section 9.01(a) is amended by inserting the following phrase, immediately after the phrase "the Monthly Servicer Report for the related Collection Period":

                  ", the weekly Capital One Servicing Report for the immediately preceding week or the Semi-Annual Servicer's Compliance Report for the related Reporting Period".

(s)     The Second Amendment and the Third Amendment each provided for the addition to the Indenture and Servicing Agreement of a section designated as Section 9.01(o).

        (i)  Section 9.01(n) is deleted in its entirety and replaced by the
             Section 9.01(o) that was added in the Second Amendment; and

        (ii) the Section 9.01(o) that was added in the Third Amendment is amended by deleting the phrase "the amount set forth on Exhibit
             9.01(o) attached hereto for the applicable period" and replacing it with "$5,000,000."

(t)     Exhibit 9.01(o) is deleted in its entirety.

(u)     Section 9.01(p) is deleted in its entirety and replaced with the following paragraph:

                  "(p) as of (i) any Semi-Annual Determination Date, commencing with the December 31, 2002 Semi-Annual Determination Date or
                  (ii) the Scheduled Termination Date, the Note Balance is
                  greater than the amount specified in Exhibit 9.01(p) for such date; or".

(v)     Exhibit 9.01(p) is deleted in its entirety and replaced with
        Exhibit 9.01(p) attached to this Fourth Amendment.

(w)     Section 9.01 is amended by:

             (i) adding the following paragraph (q), immediately after
             Section 9.01(p):

                           "(q) the Servicer shall fail to duly observe or
                           perform any of its covenants, obligations or
                           agreements set forth in the Capital One Balance
                           Transfer Agreement and such failure could reasonably
                           be expected to have a material adverse effect on the
                           rights or interests of the Note Insurer, the
                           Noteholders, the Trustee or the Trust Estate; or",
                           and

             (ii) adding the following paragraph (r), immediately after
             Section 9.01(q):

                           "(r) the Servicer shall agree to any amendment,
                           supplement, restatement, waiver or modification of
                           the Capital One Balance Transfer Agreement without
                           the prior written consent of the Controlling Party
                           (which consent shall not be unreasonably withheld).".

(x)     Section 9.02(a) is amended by:

             (i) deleting clause (ii) of the first sentence thereof in its entirety and replacing it with the following clause:

                           "(ii) the last day of each Servicing Period, unless
                           the Servicer has been appointed by the Controlling
                           Party, on or prior to the 30th day immediately
                           preceding the last day of such Servicing Period, for
                           the next succeeding Servicing Period.";

             (ii) deleting the phrase "If the Controlling Party does not appoint the Servicer to a successive Collection Period by the first day of the immediately preceding Collection Period, at the end of the Collection Period through which the Servicer has previously been appointed," from the third sentence thereof in its entirety and replacing it with the following phrase:

                           "If the Controlling Party does not appoint the
                           Servicer to a successive Servicing Period by the 30th
                           day immediately preceding the last day of the
                           existing Servicing Period, at the end of the
                           Servicing Period through which the Servicer has
                           previously been appointed,"; and

             (iii) deleting the phrase "On or after the receipt by the Servicer of such written notice," from the fifth sentence thereof in its entirety and replacing it with the following phrase:

                           "On or after the receipt by the Servicer of written
                           notice of termination, or, if earlier, upon the
                           automatic termination of the rights and obligations
                           of the Servicer in accordance with the terms of this
                           Section,".

(y)     Section 9.02(b) is amended by inserting the following language, immediately after the phrase "so long as a Servicer Default shall occur and be continuing, and such Servicer Default has not been cured or waived pursuant to Section 9.05,":

                  "or, if earlier, upon the automatic termination of the rights and obligations of the Servicer in accordance with the terms of paragraph (a) above,".

(z)     Section 9.02(c) is amended by inserting the following language, immediately after the phrase "Promptly upon the occurrence of an Event of Default or Servicer Default,":

                  "or, if earlier, upon the automatic termination of the rights and obligations of the Servicer in accordance with the terms of paragraph (a) above,".

(aa)    Section 9.02 is amended by:

        (i) adding the following paragraph (d), immediately after Section 9.02(c):

                           "(d) In addition to the remedial provisions set forth
                           in clause (a) above, and not by way of limitation of
                           any remedies to which any of the Trustee, the Note
                           Insurer or the Noteholders are entitled upon the
                           occurrence of a Servicer Default, the Servicer
                           acknowledges and agrees that, upon the occurrence of
                           a Servicer Default pursuant to Section 9.01(p), the
                           Servicing Fee shall automatically be reduced for the
                           Servicing Period immediately following the date of the
                           occurrence of such Servicer Default (i) in respect of
                           Net Proceeds, from [***]% to [***]% and (ii) in
                           respect of 99-A Capital One Net Proceeds, from [***]%
                           to [***]% and [***]% to [***]%, as applicable;
                           provided that no such reduction in Servicing Fee
                           incurred by a Servicer shall apply to its Successor
                           Servicer.".

[***] Omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

        (ii) adding the following paragraph(e),immediately after Section 9.02(d):

                           "(e) Notwithstanding any termination of Midland as
                           Servicer prior to the Capital One Balance Transfer
                           Agreement Termination Date, if Capital One shall not
                           consent to the replacement of Midland under, or the
                           early termination of, the Capital One Balance
                           Transfer Agreement, Midland (i) may continue to act
                           as Servicer solely in respect of the Specified 99-A
                           Receivables and to receive that portion of the
                           Servicing Fee related solely to such Specified 99-A
                           Receivables and (ii) shall remain bound by the terms
                           and provisions of the Indenture and Servicing
                           Agreement, in its individual capacity and as
                           Servicer, until the Capital One Balance Transfer
                           Agreement Termination Date; provided, that Midland
                           agrees that if it is terminated as Servicer following
                           a Servicer Default or if its rights and obligations
                           as Servicer are automatically terminated in
                           accordance with Section 9.02(a), it shall cooperate
                           in any negotiations of the Trustee and/or the
                           Controlling Party with Capital One for the
                           replacement of Midland under, or the early
                           termination of, the Capital One Balance Transfer
                           Agreement.

(bb)    Section 9.03 is amended by inserting the following phrase, immediately after the phrase "On and after the time the Servicer receives a notice of termination pursuant to Section 9.02 or tenders its resignation pursuant to Section 8.05,":

                  "or, if earlier, upon the automatic termination of the rights and obligations of the Servicer in accordance with the terms of Section 9.02(a),".

(cc)    Section 9.08 is amended by adding the following paragraph (m), immediately after Section 9.08(l):

                  "(m) the Capital One Up-Front Payment Amount shall not have been deposited in the Collection Account within two (2)
                  Business Days of the execution of this Fourth Amendment.

(dd)    Exhibit A is deleted in its entirety and replaced with Exhibit A attached hereto.

(ee)    Exhibit B attached to this Fourth Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

(ff)    Exhibit C attached to this Fourth Amendment is hereby attached to and made a part of the Indenture and Servicing Agreement.

                                   ARTICLE II

                                  MISCELLANEOUS

SECTION 1. Effectiveness of Fourth Amendment; Conditions Precedent. This Fourth
Amendment shall become effective upon the satisfaction of the following conditions precedent (such date, the "Amendment Effective Date"):

        (a)  each of the parties to this Fourth Amendment shall have received fully executed counterparts of this Fourth Amendment;

        (b)  the Trustee and the Controlling Party shall have received a fully executed copy of (i) the Capital One Balance Transfer Agreement and
             (ii) each of the other documents, instruments and
             agreements entered into in connection with the Capital One Balance
             Transfer Agreement, which agreements shall be in form and substance satisfactory to the Controlling Party;

        (c)   the Trustee shall have furnished written notification of the substance of this Fourth Amendment to the Rating Agency and the
             Placement Agent; and

        (d)  other than the Events of Default and Servicer Defaults waived pursuant to the Eighth Waiver to Indenture and Servicing Agreement
             dated of even date herewith among the Trustee, the Servicer and the
             Note Insurer, no event or condition shall have occurred and be continuing, or would result from the execution, delivery or performance of this Fourth Amendment, that would constitute an
             Event of Default or a Servicer Default, and the Trustee, the
             Controlling Party and each of the Noteholders shall have received a certificate of an authorized officer of the Servicer to such effect.

SECTION 2. Appointment. Midland is appointed as Servicer for the term commencing on the Effective Date and extending to the Capital One Balance Transfer
Agreement Termination Date.

SECTION 3. Amendment. This Fourth Amendment shall
only be amended in accordance with the provisions of Section 12.01 of the
Indenture and Servicing Agreement.

SECTION  4. Reference to and Effect on Agreement.
        (a)  Upon the Amendment Effective Date:

             (i)  each reference in the Indenture and Servicing Agreement to
             "this Agreement", "hereunder", "hereof" or words of like import shall mean and be a reference to the Indenture and Servicing
             Agreement, as amended hereby; and

             (ii) each reference to the Indenture and Servicing Agreement in the other Transaction Documents and in any other documents, instruments and agreements executed and/or delivered in connection therewith, shall mean and be a reference to the Indenture and Servicing
             Agreement as amended hereby.

        (b)  Except as expressly amended hereby, the terms and conditions of the
             Indenture and Servicing Agreement, of all of the other Transaction
             Documents and of any other document, instrument or agreement executed in connection herewith or therewith, shall remain in full force and effect and are hereby ratified and confirmed.

        (c)  The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any of the parties hereto under the Indenture and Servicing Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection herewith or therewith.

SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS FOURTH AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS FOURTH
AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, INCLUDING SECTION
5-1401 OF THE GENERAL OBLIGATION LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD
TO CONFLICT OF LAWS PROVISIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH
OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING
ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE
PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE
RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE
TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT
WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 6. Severability of Provisions;  Counterparts.  If any one or more of the covenants, agreements, provisions or terms of this Fourth Amendment shall be for any reason  whatsoever held invalid or unenforceable in any  jurisdiction,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the  remaining  covenants,  agreements,  provisions  or  terms  of  this  Fourth
Amendment and shall in no way affect the validity or enforceability of the other provisions  of  this  Fourth  Amendment  or  the  Notes,  or the  rights  of the
Noteholders.  This Fourth Amendment may be executed simultaneously in any number of  counterparts,  each of which shall be deemed to be an  original,  and all of which shall constitute but one and the same instrument.

SECTION 7. Note Insurer.  This Fourth  Amendment is not evidence of any position by the Note  Insurer,  affirmative  or  negative,  as to  whether  action by the
Noteholders,  or any other  party,  is required in addition to the  execution of this Fourth Amendment by the Note Insurer. No representation is made by the Note
Insurer as to the necessity for or the satisfaction of any additional  action or condition under the Indenture with respect to the amendment thereof. This Fourth
Amendment  does not modify the  obligations of the Note Insurer under the Policy as set forth therein.

SECTION 8. Representations, Warranties and Covenants. Each of the Issuer and the
Servicer hereby:

        (a)  reaffirms all covenants,  representations  and warranties made by it in the Indenture and Servicing Agreement;

        (b)  agrees that all such  covenants,  representations  and warranties shall be deemed to have been remade as of the date of this Fourth
             Amendment; and

        (c)  represents  and warrants that this Fourth  Amendment  constitutes its legal, valid and binding  obligation,  enforceable against it in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                [Fourth Amendment to Indenture - Signature Page]

         IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be duly executed by their respective officers as of the day and year first above written.

                                MIDLAND FUNDING 98-A CORPORATION,
                                as Issuer

                                By:____/s/ Carl C. Gregory, III___________
                                Name:  Carl C. Gregory, III
                                Title:    President

                                MIDLAND CREDIT MANAGEMENT, INC.,
                                as Servicer

                                By:____/s/ Carl C. Gregory, III___________
                                Name:  Carl C. Gregory, III
                                Title:    President & CEO

                                WELLS FARGO BANK MINNESOTA, not in its
                                individual capacity, but solely as Trustee and
                                as Backup Servicer

                                By:___/s/ Timothy Matyi_______________
                                Name:  Timothy Matyi
                                Title:    Assistant Vice President

                                RADIAN ASSET ASSURANCE INC.,
                                as Note Insurer

                                By:__/s/ Annemarie Brostek____________________
                                Name: Annemarie Brostek
                                Title: VP, Risk Management

                                BANCO SANTANDER CENTRAL HISPANO, S.A., NEW YORK
                                BRANCH, as a Noteholder

                                By:_____/s/ James W. McDonald, Jr.___
                                Name:  James W. McDonald, Jr.
                                Title:    Vice President and Manager

                                WAREHOUSE LINE, L.L.C., as a Noteholder

                                By:____/s/ Joseph A. Lorusso____________________
                                Name: Joseph A.Lorusso
                                Title: President of Warehouse
                                       Line Advisors for the L.L.C.